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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-17821, 333-71483-1 and 333-75277.


Arthur Andersen LLP

Minneapolis, Minnesota,
March 29, 2001